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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

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                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) Of THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 21, 1998
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                          SHONEY'S, INC.
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      (Exact name of registrant as specified in its charter)




         Tennessee            0-4377          62-0799798
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       (State or other     (Commission     (I.R.S. Employer
       jurisdiction of       File No.)    Identification No.)
       incorporation)


        1727 Elm Hill Pike, Nashville, TN            37210
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        (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (615) 391-5201
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ITEM 5.  OTHER EVENTS.

     LEGAL PROCEEDINGS.

     Robert Belcher, et al. v. Shoney's, Inc. ("Belcher I")

     This case was filed on December 1, 1995 in the United States District Court for the Middle District of Tennessee claiming that the Company had violated the overtime provisions of the Fair Labor Standards Act (the "FLSA").
Item 3 of the Company's Annual Report on Form 10-K for the fiscal year ended October 26, 1997, filed with the Commission on January 23, 1998, is incorporated herein by this reference. See also Note 6 to the Notes to Consolidated Condensed Financial Statements at pages 10 through 12 of the Company's Quarterly Report on Form 10-Q for the quarter ended August 2, 1998, filed with the Commission on September 16, 1998, which note is incorporated herein by this reference.

     On December 21, 1998, the Court issued a series of orders relating primarily to Belcher I. In these orders, the Court granted plaintiffs' motion for partial summary judgment, ruling that the Company had engaged in a practice and policy of making improper deductions from the predetermined salaries of its general and assistant restaurant managers. Based on this ruling, the Court concluded that these employees were not exempt from the overtime provisions of the FLSA.

       Certain other orders of the Court granted other relief requested by the Company. The Court rejected the plaintiffs' claims that the statute of limitations had been tolled, limiting the claims of the plaintiffs to those persons who were employed on or after December 1, 1992. In addition, the Court dismissed the claims of 172 individuals because they were ineligible to participate in the lawsuit in that they were not employed as general or assistant restaurant managers in Shoney's concept restaurants after December 1, 1992. The claims of eleven of these individuals were transferred to another pending case styled "Edelen v. Shoney's, Inc. d/b/a Captain D's," filed December 3, 1997 in the United States District Court for the Middle District of Tennessee. Another motion by the Company seeking to exclude 242 plaintiffs from the case because they filed their consents after the Court-imposed deadline is the subject of a show cause order issued by the Court. The
Company expects a ruling on this motion in 1999.

     The trial, previously scheduled for February 16, 1999, was cancelled due to the Court's granting plaintiffs' motion for partial summary judgment and ruling on the issue of liability. The Court has scheduled a trial on damages to begin on June 1, 1999. A pre-trial conference is scheduled for May 3, 1999.

     The Company disagrees with the Court's rulings regarding the liability issues and intends to appeal the ruling and defend vigorously against plaintiffs' damage claims. If the Court's ruling as to liability is upheld, the Company will be liable for damages. Damages for which the Company may be liable in this litigation could be material to the Company's financial condition and results of operations.

     On January 4, 1999, the Company announced that it was revising its 1998 results of operations to record a liability in connection with the Court's ruling. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference as if copied verbatim.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following is filed as an exhibit to this Current Report on Form 8-K:

     Exhibit No.    Description
     -----------    -------------------------------------

     (99.1)         Press release, dated January 4, 1999.


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SHONEY'S, INC.


Date: January 5, 1999                By: /s/ V. Michael Payne
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                                         V. Michael Payne
                                         Senior Vice President and Controller,
                                         Principal Financial and Chief
                                         Accounting Officer





























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                             EXHIBIT INDEX


Exhibit No.
Under Reg.                                                       Sequential
S-K, Item 601            Description                             Page Number
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(99.1)               Press release, dated January 4, 1999                   5